                                                   PURSUANT TO RULE NO. 497(d)
                                                     REGISTRATION NO. 33-46080


             STANDARD & POOR'S DEPOSITARY RECEIPTS(R) ("SPDRs")(R)
                             SPDR Trust, Series I
                           (A Unit Investment Trust)

                        SUPPLEMENT DATED MARCH 10, 2000
                     TO PROSPECTUS DATED JANUARY 25, 2000

  Effective March 1, 2000, the Trustee has agreed to contractually reduce, on a permanent basis, the Trustee Fees. The Trustee has also contractually agreed that, for the next two years, it will waive an additional portion of its fee, as needed, so that the total operating expenses will not exceed 0.1200% of the Trust's daily net asset value.

  As a result of the fee reduction, the "Trustee Fee Scale" table on page B-72 is hereby revised as follows:

                               TRUSTEE FEE SCALE

Net Asset Value of the
Trust                       Fee as a Percentage of Net Asset Value of the Trust
----------------------   ----------------------------------------------------------
$0-$499,999,999......... 10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000-
 $2,499,999,999.........  8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 and
 above..................  6/100 of 1% per annum plus or minus the Adjustment Amount